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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
OVERLAND DATA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

OVERLAND DATA, INC.
4820 Overland Avenue
San Diego, California 92123

        May 21, 2002

Dear Shareholder:

        You are cordially invited to attend the special meeting of shareholders of Overland Data, Inc. to be held at the offices of the company, located at 4820 Overland Avenue, San Diego, California 92123, on Friday, June 28, 2002 at 9:00 a.m. local time.

        As described in the attached notice of special meeting and proxy statement, the shareholders will vote at the meeting upon a proposal to change the company's name from Overland Data, Inc. to Overland Storage, Inc. We believe the name change is an integral step in Overland's evolution to a broader focus of providing world class storage management solutions.

        Your vote is very important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy as soon as possible to ensure your representation at the meeting. We have provided a postage-paid envelope for your convenience. If you plan to attend the special meeting and prefer to vote in person, you may still do so even if you have already returned your proxy.

        If you are a shareholder of record (that is, if your stock is registered with us in your own name), then you may vote by telephone, or electronically over the Internet, by following the instructions included in the proxy statement and with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote by telephone or the Internet. If so, the voting form that your nominee sends you will provide telephone and Internet instructions.

        We look forward to seeing you at the special meeting.

                      Sincerely,

                      /s/ Christopher Calisi

                      CHRISTOPHER CALISI
                       President and Chief Executive Officer

OVERLAND DATA, INC.
4820 Overland Avenue
San Diego, California 92123

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
JUNE 28, 2002

        A special meeting of shareholders of Overland Data, Inc. will be held at the offices of the company at 4820 Overland Avenue, San Diego, California 92123, on Friday, June 28, 2002, at 9:00 a.m. local time for the following purposes:

  1.
  To vote upon a proposal to amend our articles of incorporation to change our name to Overland Storage, Inc.

  2.
  To transact any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

        If you were a shareholder of record at the close of business on May 8, 2002, then you may vote at the special meeting. A list of shareholders entitled to vote at the meeting will be available for inspection at our offices.

By Order of the Board of Directors
/s/ Vernon A. LoForti
VERNON A. LoFORTI
Dated: May 21, 2002	Secretary

All shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the meeting. A postage-paid return envelope is enclosed for your convenience. Alternatively, you may vote by telephone or over the Internet by following the instructions included in this proxy statement and with your proxy card. It is important that you return your proxy because a majority of the outstanding shares must be represented, either in person or by proxy, to constitute a quorum at the meeting. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, then you must obtain from the record holder a proxy issued in your name.

OVERLAND DATA, INC.
4820 Overland Avenue
San Diego, California 92123

PROXY STATEMENT

General Information

        Your proxy in the form of the enclosed proxy card has been solicited by the Board of Directors of Overland Data, Inc., a California corporation, for use at our special meeting of shareholders. The meeting will be held at the offices of the company, located at 4820 Overland Avenue, San Diego, California 92123, on Friday, June 28, 2002 at 9:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes stated herein. This proxy statement summarizes the information that you will need to know to vote in an informed manner.

Voting Rights and Outstanding Shares

        We will begin mailing this proxy statement and the accompanying proxy card on or about May 21, 2002 to all shareholders of record that are entitled to vote. Only shareholders that owned our common stock at the close of business on May 8, 2002 are entitled to vote at the special meeting. On this record date, we had 10,706,966 shares of our common stock outstanding.

        Each share of our common stock that you own entitles you to one vote on all matters to be voted upon at the meeting. The proxy card indicates the number of shares of our common stock that you own. We will have a quorum to conduct the business of the special meeting if holders of a majority of the shares of our common stock are present, in person or by proxy. Abstentions and broker non-votes (i.e., shares of common stock held by a broker or nominee that are represented at the meeting, but that the broker or nominee is not empowered to vote on a particular proposal) will be counted in determining whether a quorum is present at the meeting.

        The proposal to amend our articles of incorporation to change our name to Overland Storage, Inc. requires the affirmative vote of holders of a majority of our outstanding shares of common stock. Abstentions and broker non-votes are not counted as votes for or against this proposal, but abstentions will have the same effect as votes against the proposal. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for the proposal.

Voting

        You may vote in one of three ways:

  •
  Attend the special meeting and vote in person;

  •
  Complete, sign, date and return the enclosed proxy card; or

  •
  Vote by telephone or the Internet following the instructions included with your proxy card and outlined below.

        A representative from our transfer agent, Wells Fargo Shareowner Services, will tabulate the votes. The shares of our common stock represented by proxy will be voted in accordance with the instructions given on the proxy so long as the proxy is properly executed and received by us prior to the close of voting at the meeting or any adjournment or postponement of the meeting. If no instruction is given, then the proxy will be voted for the proposal. In addition, the individuals that we have designated as proxies for the meeting will have discretionary authority to vote for or against any other shareholder matter presented at the meeting.

For Shares Registered in Your Name

        If you are a shareholder of record, then you may go to http://www.eproxy.com/ovrl/ to vote your shares over the Internet. The votes represented by this proxy will be generated on the computer screen and you will be prompted to submit or revise your vote as desired. If you are using a touch-tone telephone, then you may vote your shares by calling 1-800-240-6326 and following the recorded instructions. You will be required to provide the control number contained on your proxy card when you vote either by the Internet or by telephone, so please have it available when you vote.

        Votes submitted by telephone must be received by 12:00 noon, Eastern Time, on Thursday, June 27, 2002. Votes submitted over the Internet must be received by 1:00 p.m., Eastern Time, on Thursday, June 27, 2002. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the special meeting.

For Shares Registered in the Name of a Broker or Bank

        Most beneficial owners whose stock is held in street name will receive instructions for voting their shares from their broker, bank or other agent, rather than our proxy card.

        A number of brokers and banks participate in a program provided through ADP Investor Communication Services that allows shareholders to grant their proxy to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, then you may vote your shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or over the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

        If you wish to vote in person at the special meeting, then you must obtain a legal proxy issued in your name from the broker, bank or other nominee that holds your shares of record.

Revocability of Proxies

        Once you have submitted your proxy by mail, telephone or Internet, you may revoke it at any time before it is voted at the meeting. You may revoke your proxy in any one of three ways:

  •
  You may mail to us another proxy marked with a later date;

  •
  You may notify our Secretary in writing that you wish to revoke your proxy before it is voted at the special meeting; or

  •
  You may vote in person at the special meeting.

Solicitation

        We will bear the entire cost of soliciting proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. We will provide copies of solicitation materials to banks, brokerage house, fiduciaries and custodians holding in their names shares of our common stock that are beneficially owned by others for forwarding to the beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to the beneficial owners. Solicitations will be made primarily through the mail, but may be supplemented by telephone, telegram, facsimile, Internet or personal solicitation by our directors, officers, employees or other agents. No additional compensation will be paid to these individuals for these services.

Shareholder Proposals for 2002

        The deadline for shareholders to submit proposals to be considered for inclusion in our proxy statement for the 2002 annual meeting of shareholders is June 10, 2002. These proposals may be included in our proxy statement for the annual meeting if they otherwise comply with certain rules and regulations promulgated by the Securities and Exchange Commission (SEC). We are not required to include any proposal in our proxy statement that fails to meet all of the requirements for inclusion established by the SEC. If you intend to present a proposal at the 2002 annual meeting that will not be discussed in our proxy statement for that meeting, then you should notify us before August 24, 2002.

Otherwise, the proxy solicited by the Board for the 2002 annual meeting will confer discretionary authority on the Board to vote on any shareholder proposal presented at that meeting.

PROPOSAL NO. 1

APPROVE AMENDMENT TO ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY

General

        Our Board of Directors has unanimously approved and recommends that our shareholders approve an amendment to our articles of incorporation to change our name to Overland Storage, Inc.

        We want to change our name from Overland Data, Inc. to Overland Storage, Inc. in order to reflect our strategy to broaden our business into new areas. Previously, our business has focused primarily on providing magnetic tape automation solutions used by companies to back up the digital data residing on their computer networks. We now are expanding our business to provide open software solutions to small businesses, work groups mid-size enterprises to help them plan, monitor and manage all of their storage data and devices.

        This proposed name change is a key component of our integrated, company-wide effort to emphasize this new direction to the marketplace. Our mission is to empower our customers to compete more effectively by providing them with world-class storage management solutions that ensure business continuity. We believe that our new corporate name will help us to communicate more effectively our mission and the range of storage management solutions that we provide.

        If approved by our shareholders at the special meeting, the new name will become effective upon the filing of an amendment to our articles of incorporation with the California Secretary of State. The change of corporate name will be accomplished by amending Article I of our articles of incorporation to read as follows:

        "The name of this corporation is Overland Storage, Inc. (the "Corporation")."

        The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding, and our shareholders will not be required to exchange their stock certificates to reflect the new name. Shareholders should keep the certificates they now hold, which will continue to be valid, and should not send them to us or our transfer agent. Our common stock is traded on The Nasdaq Stock Market, and if the proposal is approved, the symbol under which our common stock is traded will remain "OVRL."

        If there exists any circumstances which would make consummation of the name change inadvisable in the judgment of our Board of Directors, the proposal to amend our articles of incorporation may be terminated by our Board of Directors either before or after approval of the name change by our shareholders.

Vote Required

        The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required to approve the amendment to our articles of incorporation to change our name to Overland Storage, Inc.

        Our Board recommends a vote FOR approval of the amendment to our articles of incorporation to change our name to Overland Storage, Inc.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table outlines the ownership of our common stock as of May 8, 2002 by:

  •
  each director;

  •
  each person who served as our Chief Executive Officer during the last fiscal year and each of our four next highest paid executive officers;

  •
  all directors and executive officers as a group; and

  •
  every entity that we know beneficially owns more than 5% of our outstanding common stock.

        This table is based upon information supplied by officers, directors and principal shareholders and filings with the Securities and Exchange Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

	Beneficial Ownership
Beneficial Owner	Shares Currently Owned	Shares Acquirable Within 60 Days (1)	Percent of Class (2)
William Blair & Company, LLC 222 West Adams Street Chicago, Illinois 60606	1,400,480(3)	0	13.1%
Martin D. Gray	1,753,897	21,667	16.6%
Scott McClendon	473,880(4)	20,000	4.6%
Christopher Calisi	6,559	249,994	2.3%
Robert J. Scroop	19,600	141,867	1.5%
Peter Preuss	54,896	72,000	1.2%
Vernon A. LoForti	1,626	130,817	1.2%
W. Michael Gawarecki	350	102,500	1.0%
John A. Shane	16,875(5)	80,000	*
Robert A. Degan	2,000(6)	48,000	*
All directors and executive officers as a group (12 persons)	2,350,272	981,870	28.5%

*
Less than 1%

(1)
Includes shares of common stock which could be acquired upon exercise of stock options which are either currently vested or will vest within 60 days.

(2)
Based on 10,706,966 shares of common stock outstanding on May 8, 2002, adjusted as required by rules promulgated by the SEC.

(3)
Pursuant to Amendment No. 3 to Schedule 13G dated February 15, 2002 filed by William Blair & Company, LLC, a broker dealer and an investment adviser, which reported sole voting and dispositive power over the shares.

(4)
Represents shares of common stock owned by Mr. McClendon through his family trust and includes 1,000 shares held by his wife.

(5)
Includes 3,202 shares of common stock held by Palmer Service Corporation, of which Mr. Shane is the president.

(6)
Includes 1,000 shares of common stock held by Mr. Degan's wife.

OTHER MATTERS

        We know of no other matters to be submitted at the special meeting. If any other matters are properly brought before the special meeting, it is the intention of the persons named in the enclosed proxy to vote the shares that they represent in accordance with their judgment.

                      By Order of the Board of Directors

                      /s/ Vernon A. LoForti

                      VERNON A. LoFORTI
                       Secretary

OVERLAND DATA, INC.	PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        I appoint Christopher Calisi and Vernon A. LoForti, or either of them, with power of substitution to each, to vote all shares of common stock which I have power to vote at the special meeting of shareholders of Overland Data, Inc. to be held on Friday, June 28, 2002, at 9:00 a.m., or at any adjournment or postponement thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. My appointed proxies are authorized in their discretion to vote upon such other business as may properly come before the special meeting.

(CONTINUED, AND TO BE SIGNED AND DATED ON REVERSE SIDE)

Thank You For Voting

COMPANY # CONTROL #

There are three ways to vote your Proxy.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

  •
  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 noon, Eastern Time, on June 27, 2002.

  •
  You will be prompted to enter your 3-digit company number and a 7-digit control number which are located above.

  •
  Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/ovrl/ — QUICK *** EASY *** IMMEDIATE

  •
  Use the Internet to vote your proxy 24 hours a day, 7 days a week until 1:00 p.m., Eastern Time, on June 27, 2002.

  •
  You will be prompted to enter your 3-digit company number and a 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Overland Data, Inc., c/o Wells Fargo Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by phone or Internet, please do not mail your proxy card.

\*/ Please detach here \*/

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE PROPOSAL

1. APPROVE AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE CORPORATE NAME TO OVERLAND STORAGE, INC.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:	Date:

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustee, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

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OVERLAND DATA, INC. 4820 Overland Avenue San Diego, California 92123
OVERLAND DATA, INC. 4820 Overland Avenue San Diego, California 92123
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS JUNE 28, 2002
OVERLAND DATA, INC. 4820 Overland Avenue San Diego, California 92123
PROXY STATEMENT
PROPOSAL NO. 1 APPROVE AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
OTHER MATTERS